  EXHIBIT 99.2

CYGNET ONLINE LLC

FINANCIAL STATEMENTS

THREE MONTH’S ENDED MARCH 31, 2022

CYGNET ONLINE LLC

CYGNET ONLINE LLC

BALANCE SHEET (UNAUDITED)

March 31, 2022
ASSETS
Current assets
Cash	$471,237
Accounts receivable	860,882
Inventories	2,337,508
Prepaid expenses and other assets	52,181
Total current assets	3,721,808

Intangible assets, net	4,622,499
Right of use	410,366
Other	17,822
Total other assets	5,050,687

TOTAL ASSETS	$8,772,495

LIABILITIES AND MEMBERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$127,095
Earnout liability	250,000
Current portion of operating lease payable	50,008
Current portion of notes payable	1,041,529
Total current liabilities	1,468,632

Non-current liabilities
Operating lease payable, net of current portion	372,472
Notes payable, net of current portion	6,256,823
Total Non-current liabilities	6,629,295

TOTAL LIABILITIES	8,097,927

Members' Equity
Retained earnings	674,568

TOTAL LIABILITIES AND MEMBERS' EQUITY	$8,772,495

See accompanying notes to financial statements.

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CYGNET ONLINE LLC

STATEMENT OF OPERATIONS (UNAUDITED)

Three Months Ended March 31, 2022

Revenue	$7,527,927

Cost of revenue	6,372,432

Gross profit	1,155,495

Operating expenses
General and administrative expenses	695,574

Income from operations	459,921

Other expense (income), net
Gain on settlement	(15,000)
Interest expense	92,264
Other expense (income), net	77,264

Net income	$382,657

See accompanying notes to financial statements.

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CYGNET ONLINE LLC

STATEMENT OF MEMBERS’ EQUITY (UNAUDITED)

MEMBERS' EQUITY, December 31, 2021	$494,469

Net income	382,657

Contribution from members	-

Distribution to members	(202,558)

MEMBERS' EQUITY, March 31, 2022	$674,568

See accompanying notes to financial statements.

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CYGNET ONLINE LLC

STATEMENT OF CASH FLOW (UNAUDITED)

Three Months Ended March 31, 2022

Cash flows from operating activities
Net income	$382,657
Adjustments to reconcile net income to net cash provided by
operating activities:
Amortization	440,238
Changes in assets and liabilities
Accounts receivable	(418,020)
Inventories	839,417
Prepaid expenses	(32,678)
Accounts payable and accrued liabilities	76,669
Net cash provided by operating activities	1,288,283

Cash flows from investing activities
Acquisition of property and equipment	(743,480)
Net cash used in investing activities	(743,480)

Cash flows from financing activities
Distribution to shareholder	(202,558)
Repayment of notes payable	(64,455)
Net cash used in financing activities	(267,013)

Net increase in cash	277,790
Cash, beginning of period	193,447
Cash, end of period	$471,237

Supplemental cash flow disclosures:
Interest paid	$61,796
Income tax paid	$-

See accompanying notes to financial statements.

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CYGNET ONLINE LLC

NOTES TO (UNAUDITED) FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

Description of the Business

Cygnet Online LLC (the “Company”) a Delaware limited liability company that began operations in September of 2021.  The Company is an Amazon Aggregator with the primary purpose of acquiring multiple brands to consolidate them under a single business.

The Company’s first Amazon aggregation business purchase was an asset purchase and closed on October 8, 2021.  The acquired business does not manufacture or brand its own products, the business’s primary focus is on the acquisition of over the counter (OTC) products and nutritional supplement through various liquidation vendors.  The products are processed and sold through Amazon and other distributors.

Pursuant to the terms and conditions of the Agreement, the Company agreed to purchase substantially all of the assets of the Seller as of October 8, 2021. Under the purchase method of accounting, the transaction was valued at an estimated fair value of $9,980,368.  The purchase price for the sale consists of $5,402,975 in cash, seller notes of $4,327,393 and an earnout of $250,000, that never expires and is to be paid as the Company meets certain earnings criteria as defined in the asset purchase agreement.  The Company has paid $1,328,465 of these seller liabilities as of March 31, 2022 and has paid $2,168,467 of principal and interest to the sellers through June 30, 2022.

The intangibles will be recorded, based on the Company’s preliminary estimate of fair value, which are expected to consist primarily of customer lists with an estimated life of five to ten years and goodwill. Upon completion of a purchase price allocation, the allocation intangible assets will be adjusted accordingly.

The assets and liabilities are recorded at their preliminary respective fair values as of the closing date of the Agreement, and the following table summarizes these values based on the balance sheet on October 8, 2021, the effective closing date.

Tangible Assets	$4,477,393
Intangible Assets	5,502,975
Goodwill	-
Liabilities Acquired	-
Total Purchase Price	$9,980,368

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

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CYGNET ONLINE LLC

NOTES TO FINANCIAL STATEMENTS

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make judgments, estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results may differ from these estimates. Significant estimates include the valuation of inventory and the allowance for doubtful accounts.

Fair Value of Financial Instruments

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures,” which defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value, and expands disclosure of fair value measurements.

The estimated fair value of certain financial instruments, including cash and cash equivalents, are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

The Company has no assets or liabilities valued at fair value on a recurring basis.

Cash

For purposes of the statements of cash flows, the Company considers amounts held by financial institutions and short-term investments with an original maturity of three months or less when purchased to be cash and cash equivalents.

Inventory

Inventory is stated at lower of cost or market, with cost being determined using the first-in, first-out (“FIFO”). Cost includes costs directly related to the acquisition and the landed costs such as vendor commissions and freight to transport the purchased inventory to the processing facility.  The inventory includes inventory that is paid and in transit to the Company’s processing facility, inventory at the processing facility and inventory at third party distributors.

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CYGNET ONLINE LLC

NOTES TO FINANCIAL STATEMENTS

The Company performs an assessment of inventory obsolescence to measure inventory at the lower of cost or net realizable value. Factors considered in the determination of obsolescence include slow-moving or non-marketable items.  There was no obsolete inventory written off during the three months ended March 31, 2022.

Impairment of Long-Lived Assets

In accordance with ASC Topic 360, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of property and equipment is measured by comparing its carrying value to the undiscounted projected future cash flows that the asset(s) are expected to generate. If the carrying amount of an asset is not recoverable, the Company recognizes an impairment loss based on the excess of the carrying amount of the long-lived asset over its respective fair value, which is generally determined as the present value of estimated future cash flows or at the appraised value. The impairment analysis is based on significant assumptions of future results made by management, including revenue and cash flow projections. Circumstances that may lead to impairment of property and equipment include a significant decrease in the market price of a long-lived asset, a significant adverse change in the extent or manner in which a long-lived asset is being used or in its physical condition and a significant adverse change in legal factors or in the business climate that could affect the value of a long-lived asset including an adverse action or assessment by a regulator. As of March 31, 2022 the Company determined that long-lived assets were not impaired.

Revenue Recognition

The Company follows the guidance of the Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers.”

Most of the Company's revenue contracts represent a single performance obligation related to the fulfillment of customer orders for the purchase of its dietary supplements, cosmeceuticals and homeopathic products.  Net sales reflect the transaction prices for these contracts based on the Company's selling list price, which is then reduced by estimated costs for trade promotional programs, consumer incentives, and allowances and discounts used to incentivize sales growth and build brand awareness.

Revenue is recognized based on the following five step model:

-	Identification of the contract with a customer

-	Identification of the performance obligations in the contract

-	Determination of the transaction price

-	Allocation of the transaction price to the performance obligations in the contract

-	Recognition of revenue when, or as, the Company satisfies a performance obligation

The Company recognizes revenue at the point in time that control of the ordered product is transferred to the customer, which is typically upon shipment to the customer or other customer-designated delivery point.  Sales taxes collected from customers that are remitted to governmental agencies are accounted for on a net basis and not included as revenue.

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CYGNET ONLINE LLC

NOTES TO FINANCIAL STATEMENTS

Sales returns from wholesale customers must be completed within 60 days from the date of purchase and are subject to a restocking fee. E-Commerce product returns must be completed within 60 days of the date of purchase. The Company does not accrue for estimated sales returns as historical sales returns have been minimal.

Shipping and handling fees billed to customers are included in revenue. Shipping and handling fees associated with freight are generally included in cost of revenue.

Income Taxes

The Company is treated as a single member LLC and a disregarded entity for federal income tax and state tax income tax purposes. Under these elections, the Company is not a taxpaying entity for federal and state income tax purposes and, accordingly, no provision has been made for such income taxes, except for a minimum state corporate business tax. The member’s allocable share of the Company’s income or loss is reportable on his or her income tax returns.

3. INVENTORY

Inventory as of March 31, 2022, is comprised of finished goods and consists of the following:

Prepaid inventory in transit	$819,985
Inventory at the processing center	680,956
Inventory at third party distributor	836,567
$2,337,508

4. LEASES

During October 2021, the Company entered into a lease for a Florida facility that commenced on October 8, 2021 and recorded a right of use asset and corresponding lease liability. The lease expires on October 8, 2026. The Company uses this leased facility for office space. The Company is responsible for real estate taxes, utilities, and repairs under the terms of certain of the operating leases. Therefore, all lease and non-lease components are combined and accounted for as single lease component. Lease expense was $19,500 for the three month’s ended March 31, 2022.

The Company’s weighted average remaining lease term and weighted average discount rate for the operating lease as of March 31, 2022 are:

Weighted average remaining lease term	54 Months
Weighted average incremental borrowing rate	5.0%

For the three month’s ended March 31, 2022, the components of lease expense, included in general and administrative expenses and interest expense in the statements of operations, are as follows:

Operating lease cost:
Operating lease cost	$25,557
Amortization of ROU assets	20,356
Interest expense	5,201
Total lease cost	$51,114

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CYGNET ONLINE LLC

NOTES TO FINANCIAL STATEMENTS

The table below reconciles the undiscounted future minimum lease payments (displayed by year and in the aggregate) under noncancelable operating leases with terms of more than one year to the total operating lease liabilities recognized in the balance sheet as of March 31, 2022:

2022	$78,992
2023	118,893
2024	118,547
2025	117,931
2026	37,777
Total undiscounted future minimum lease payments	472,140
Less: Imputed interest	(49,660)
Present value of operating lease obligation	$422,480

5. NOTES PAYABLE

	Maturity Date	March 31, 2022
SBA note payable, 30-year term note, 6% interest rate and collateralized with all assets of the Company	October 6, 2031	$4,299,424
Inventory consignment note, 60 monthly payments, with first payment due June 30, 2022, 3.5% interest rate and no security interest in the assets of the business	June 30, 2027	1,500,000
Excess inventory note, 19 weekly payments, with first payment due February 4, 2022, 3.5% interest rate and no security interest in the assets of the business	May 13, 2022	648,928
Seller note, 6 annual payments, with first payment due December 31, 2022, 3.5% interest rate and no security interest in the assets of the business	November 7, 2026	850,000
Total notes payable		7,298,352
Less current portion of notes payable		1,041,529
Notes payable, net of current portion		$6,256,823

As of June 30, 2022, the excess inventory note was fully paid.

Future payments on notes payable are as follows:

For the year ended December 31:
2022	$1,041,529
2023	772,057
2024	808,244
2025	847,527
2026	888,211
Thereafter	2,940,784
$7,298,358

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CYGNET ONLINE LLC

NOTES TO FINANCIAL STATEMENTS

6. RISKS AND UNCERTAINTIES

In December 2019, a novel strain of coronavirus (COVID-19) surfaced. The spread of COVID-19 around the world in the first quarter of 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies and, as such, the Company is unable to predict with certainty the potential impact of COVID-19 on its business, results of operations, financial condition and cash flows.

7. SUBSEQUENT EVENT

Subsequent to March 31, 2022, the owner of the Company entered into a Securities Purchase Agreement to sell the Company to Grove, Inc., a Nevada corporation effective as of April 1, 2022. The owner sold 55% of the equity membership in the business with a purchase price of $6,050,000. The consideration consisted of $1,500,000 in cash, $2,550,000 or 555,489 shares of restricted common stock and a non-negotiable convertible promissory note in the original principal amount of $2,000,000, which can be converted into common stock of the Company at a price of $6.00 per share and is payable in full, to the extent not previously converted, on February 15, 2023. The purchase price is subject to a two-way adjustment based on the amount of Closing Working Capital, as defined in the agreement.

Additionally, the owner of the Company will be paid up to $700,000 in the form of an earn-out payment based on 7% of Cygnet’s net revenue during the earn-out period, in accordance with and subject to the terms and conditions of the agreement. The earn-out payment, if any, will be paid 50% in immediately available funds and 50% in Grove, Inc. restricted common stock.

The Agreement contains customary confidentiality, non-competition, and non-solicitation provisions for the Seller and Seller’s affiliates.

In addition, the Grove, Inc. has the right to purchase the remaining membership interests in the Company. Commencing on October 10, 2022, and continuing for 180 days thereafter, Grove, Inc. has the right, but not the obligation, to cause the owner of the Company to sell 15% of the membership interests in Cygnet for $1,650,000 in immediately available funds. Commencing on the date that Grove, Inc. completes its financial statements for the year ended December 31, 2023, and continuing for 120 days thereafter, Grove, Inc. has the right, but not the obligation, to cause the owner of the Company to sell the remaining 30% of the membership interests in the Company for 30% of the amount equal to four times the Company’s Adjusted EBITDA (as defined in the Call Agreement) for calendar year 2023, payable by wire transfer of immediately available funds equal to at least 50% of said purchase price with the balance payable through the issuance to the owner of the Company of shares of restricted common stock of Grove, Inc.

The owner of the Company has the right, but not the obligation, at any time commencing on the date that is 120 days after the Company completes Cygnet’s financial statements for the year ended December 31, 2023, and continuing for 90 days thereafter, to cause Grove, Inc. to purchase all of the owners’ remaining membership interests in the Company or a purchase price equal to the product of (i) four times the Company’s Adjusted EBITDA (as defined in the Put Agreement) for calendar year 2023, and (ii) the percentage of the membership interests being sold, payable in shares of restricted common stock of Grove, Inc.

Grove, Inc. has loaned the Company $600,000 through June 30, 2022.

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